UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2025

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by First BanCorp (the “Corporation”) with the Securities and Exchange Commission on January 31, 2025 (the “Original Form 8-K”) regarding the retirement of Cassan Pancham as Executive Vice President and Business Group Executive and his transition to a non-employee consultant of the Corporation. This Amendment provides a description of the terms of Mr. Pancham’s consulting agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 16, 2025, Mr. Pancham and FirstBank Puerto Rico, a subsidiary of the Corporation, entered into a Professional Services Agreement (the “Agreement”) under which Mr. Pancham will provide consulting and advisory services as an independent contractor to the Corporation from May 16, 2025 through December 31, 2025 (the “Term”). The Agreement may be renewed upon mutual agreement of the parties prior to the end of the Term. During the Term of the Agreement, the Corporation shall pay Mr. Pancham an hourly fee of $250 for the services provided pursuant to the Agreement. Mr. Pancham will allocate a minimum of twenty (20) hours per month to providing such services to the Corporation, but will not exceed forty (40) hours per month, without prior approval by the Corporation.

The Agreement also provides that, during the Term, Mr. Pancham shall provide consulting services to the Corporation in connection with its mortgage and insurance businesses, as well as matters related to FirstBank Puerto Rico’s business and operations in the Virgin Islands region. The Agreement contains customary confidentiality provisions, as well as customary non-solicitation and non-competition provisions that apply for a period of twelve (12) months following termination of the Agreement.

The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description of Exhibit

10.1	Professional Services Agreement, as of May 16, 2025, by and between Cassan Pancham and FirstBank Puerto Rico

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025	First BanCorp.

	By:	/s/ Sara Alvarez
	Name:	Sara Alvarez
	Title:	EVP and General Counsel